DE-SPAC	12 Months Ended
Sep. 30, 2022
Reverse Recapitalization [Abstract]
DE-SPAC
3. DE-SPAC

On June 10, 2021, Yucaipa Acquisition Corporation (“Yucaipa”), SIGNA Sport United GmbH (“SSU GmbH”), SIGNA Sport United N.V. (formerly known as SIGNA Sports United B.V.), (“SSU N.V.”) Olympics I Merger Sub, LLC (“Merger Sub”) and SIGNA International Sports Holding GmbH entered into a Business Combination Agreement, contemplating several transactions, and in connection with which, Yucaipa would be merged with and into Merger Sub, with Merger Sub as the surviving company, SIGNA Sport United N.V. would be the ultimate parent company of SSU GmbH and SSU GmbH would consummate the acquisition of Mapil TopCo Limited (“Wiggle Group”) (altogether: “Business Combination”).
SSU N.V. was incorporated for the purpose of holding Merger Sub, SSU GmbH and Wiggle Group following the consummation of the Business Combination which occurred on December 14, 2021. Ordinary shares and warrants issued by SSU N.V. are listed on the New York Stock Exchange.
The merger of Yucaipa constituted a transaction by SSU N.V., which is accounted for within the scope of IFRS 2 as a “reverse recapitalization”.
As part of the transaction, former shareholders of Yucaipa (public shareholders, sponsors and directors) received 12,584,315 shares of SSU N.V. and 17,433,333 warrants (“SSU Warrants”) to purchase ordinary shares of SSU N.V. In exchange, SSU N.V. received the net assets held by Yucaipa, which had a fair value of €7.3 million upon closing of the transaction on December 14, 2021. The net assets included €23.6 million of cash and cash equivalents held in Yucaipa trust account, current liabilities of €5.7 million and €10.6 million deferred underwriting commissions. Upon closing of the Yucaipa Merger, Yucaipa Warrants were converted into SSU Warrants.
In accordance with IFRS 2, the difference between the fair value of the net assets contributed by Yucaipa and the fair value of equity instruments provided to former Yucaipa shareholders is treated as an expense, resulting in an €121.9 million share listing expense classified within the other operating expenses (see Note 6.5 and 6.7). The 17,433,333 SSU Warrants give the holder the right, but not the obligation, to subscribe to SSU N.V.'s shares at a fixed or determinable price for a specified period of time subject to the provision of the Warrant Agreement. Due to an option of cashless exercise of the SSU Warrants, which gives SSU N.V. a choice over how the warrant is settled with a settlement alternative, that results in SSU N.V. delivering a variable number of shares. Therefore, the SSU Warrants are accounted for as financial liabilities through profit and loss.
SSU N.V. raised an additional €402.7 million in net equity proceeds through a private placement of ordinary shares with existing shareholders of SSU GmbH and Yucaipa as well as new investors (“PIPE Financing”). The PIPE Financing is treated as a capital contribution, which resulted in increases of €11.6 million and €391.1 million to share capital and capital reserve, respectively.
Both the Yucaipa Merger and PIPE Financing closed as of December 14, 2021. Upon consummation of the transactions, SSU N.V. became a publicly traded corporation on the New York Stock Exchange under the ticker SSU. The SSU Warrants are traded under the ticker SSU.WS. SSU N.V. incurred incremental transaction costs directly attributable to the issuance of new shares to Yucaipa shareholders and the PIPE Financing of €5.9 million, which it netted against the equity proceeds as a reduction in capital reserve.
SSU N.V. also amended existing share-based compensation agreements held by employees of SSU GmbH prior to the Yucaipa Merger, in addition to making additional cash and share-based payments to key management personnel (see Note 7.12).